UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 29, 2019
(Date of Report (Date of earliest event reported))

DELTA TUCKER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-173746	27-2525959
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Old Meadow Road
McLean, Virginia 22102
(571) 722-0210
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
As previously disclosed, DynCorp International Inc. (“DynCorp International”), a wholly owned subsidiary of Delta Tucker Holdings, Inc. (“Holdings” and together with DynCorp International, the “Company” or “we”), is considering a possible refinancing of its existing capital structure. In connection with this possible refinancing, we are disclosing the following preliminary financial information for the three months ended June 30, 2019.
Preliminary Estimate of our Selected Second Quarter 2019 Financial Results
The following preliminary financial information reflects management’s estimates based solely upon information available as of the date hereof. The preliminary financial results presented below are not a comprehensive statement of our financial results for the three months ended June 30, 2019. In addition, the preliminary financial results presented below have not been audited, reviewed, or compiled by our independent registered public accounting firm. The preliminary financial results presented below are subject to the completion of our financial closing procedures, which have not yet been completed. Our actual results for the three months ended June 30, 2019 are not available and may differ materially from these estimates. Therefore, you should not place undue reliance upon these preliminary financial results. For instance, during the course of the preparation of our financial statements and related notes, additional items that would require material adjustments to be made to the preliminary estimated financial results presented below may be identified. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within our control.
Although our results of operations as of and for the three months ended June 30, 2019 are not yet final, based on the information and data currently available, we estimate, on a preliminary basis, that for the three months ended June 30, 2019, our revenue will be within a range of $485.0 million to $490.0 million, net income attributable to Holdings will be within a range of $4.8 million to $5.5 million and Adjusted EBITDA will be within a range of $37.0 million to $39.0 million.
In addition, as of June 30, 2019 we expect the Company’s cash and cash equivalents to be $195.6 million. This balance reflects a voluntary principal prepayment of $30.0 million made on the term loan (the “Term Loan”) under the Company’s existing senior secured credit facility (the “Existing Credit Facility”) on June 17, 2019.
Reconciliation to GAAP
In addition to the Company’s preliminary financial results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) included in this Current Report on Form 8-K, the Company has provided certain preliminary financial measures that are not calculated according to GAAP, including EBITDA and Adjusted EBITDA. We define EBITDA as GAAP net income attributable to the Company adjusted for interest, taxes, depreciation and amortization. Adjusted EBITDA is calculated by adjusting EBITDA for certain items from operations and certain other items as defined in the indenture (the “Indenture”) governing the Company’s 11.875% Senior Secured Second Lien Notes due 2020 (the “Second Lien Notes”) and in the Existing Credit Facility. Management believes these non-GAAP financial measures are useful in evaluating operating performance and are regularly used by security analysts, institutional investors and other interested parties in reviewing the Company. We believe that Adjusted EBITDA is useful in assessing our ability to generate cash to cover our debt obligations including interest and principal payments. Non-GAAP financial measures, such as EBITDA and Adjusted EBITDA are not intended to be a substitute for any GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of the performance of other companies.
For a preliminary reconciliation of non-GAAP financial measures to the comparable GAAP financial measures please see the estimated figures in the table below for the low and high end of the ranges for net income attributable to Holdings and Adjusted EBITDA:

	Three Months Ended June 30, 2019
(Amounts in millions)	Low	High
Net income attributable to Delta Tucker Holdings, Inc.	$4.8	$5.5

Provision for income taxes	8.4	9.7
Interest expense, net of interest income	13.2	13.2
Depreciation and amortization (1)	6.8	6.8
EBITDA	$33.2	$35.2

Certain income/expense or gain/loss adjustments per our credit agreements (2)	3.4	3.4
Employee share based compensation, severance, relocation and retention expense (3)	0.0	0.0
Cerberus fees (4)	0.1	0.1
Other (5)	0.3	0.3
Adjusted EBITDA	$37.0	$39.0

(1)	Includes certain estimated depreciation and amortization amounts which are expected to be classified as Cost of services.

(2)	Includes certain unusual income and expense items, as defined in the Indenture and the Existing Credit Facility.

(3)	Includes post-employment benefit expense related to severance in accordance with ASC 712 - Compensation, relocation expenses, retention expense and share based compensation expense.

(4)	Includes Cerberus Operations and Advisory Company expenses, net of recovery.

(5)
Includes changes due to fluctuations in foreign exchange rates, earnings from affiliates not received in cash, the non-cash portion of straight-line rent expense, costs incurred pursuant to ASC 805 - Business Combination and other immaterial items.

Cautionary Note Regarding Forward Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995 under the Securities Act of 1933 and the Securities Exchange Act of 1934. Without limiting the foregoing, the words “believes,” “thinks,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties. The estimated select financial and operating results for the three months ended June 30, 2019 and other forward-looking information in this Item 2.02 and the underlying assumptions involve significant risks and uncertainties, including those described below, and actual results may vary significantly from the estimated results. We caution that these statements are further qualified by important economic, competitive, governmental, international and technological factors that could cause our business, strategy, projections or actual results or events to differ materially, or otherwise, from those in the forward-looking statements. These factors, risks and uncertainties include, among others, the following: our current or future levels of indebtedness, our ability to refinance or amend the terms of that indebtedness, and changes in availability of capital and cost of capital; the ability to refinance, amend or generate sufficient cash to repay the Second Lien Notes and our Term Loan facility under the Existing Credit Facility maturing on July 7, 2020, or to refinance, amend or repay our other indebtedness, including any future indebtedness, which may force us to take other actions to satisfy our obligations under our indebtedness, which may not be successful; the future impact of mergers, acquisitions, divestitures, joint ventures or teaming agreements; the outcome of any material litigation, government investigation, audit or other regulatory matters; restatement of our financial statements causing credit ratings to be downgraded or covenant violations under our debt agreements; policy and/or spending changes implemented by the Trump Administration, any subsequent administration or Congress, including any further changes to the sequestration that the United States ("U.S.") Department of Defense ("DoD") is currently operating under; termination or modification of key U.S. government or commercial contracts, including subcontracts; changes in the demand for services that we provide or work awarded under our contracts, including without limitation, the LOGCAP IV contract and any impact from the result of the LOGCAP IV re-compete ("LOGCAP V"); the outcome of future extensions on awarded contracts and the outcomes of re-competes on existing programs; changes in the demand for services provided by our joint venture partners; changes due to pursuit of new commercial business in the U.S. and abroad; activities of competitors and the outcome of bid protests, including, without limitation, the protest against awards for LOGCAP V filed by the Company on April 22, 2019; changes in significant operating expenses; impact of lower than expected win rates for new business; general political, economic, regulatory and business conditions in the U.S. or in other countries in which we operate; acts of war or terrorist activities, including cyber security threats; variations in performance of financial markets; the inherent difficulties of estimating future contract revenue and changes in anticipated revenue from indefinite delivery, indefinite quantity ("IDIQ") contracts and indefinite quantity contracts ("IQC"); the timing or magnitude of any award, performance or incentive fee or any penalty, liquidated damages or disincentive under our government contracts; changes in expected percentages of future revenue represented by fixed-price and time-and-materials contracts, including increased competition with respect to task orders subject to such contracts; decline in the estimated fair value of a reporting unit resulting in a goodwill impairment and a related non-cash impairment charged against earnings; changes in underlying assumptions, circumstances or estimates that may have a material adverse effect upon the profitability of one or more contracts and our performance; impact of the tax reform legislation known colloquially as the Tax Cuts and Jobs Act (the "Tax Act") or other tax reform implemented by the Trump Administration, and any subsequent administration or Congress; changes in our tax provisions or exposure to additional income tax liabilities that could affect our profitability and cash flows; uncertainty created by changes in management or other restructuring activities; termination or modification of key subcontractor performance or delivery; the ability to receive timely payments from prime contractors where we act as a subcontractor; and statements covering our business strategy, those described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission (“SEC”) on March 19, 2019, and other risks detailed from time to time in our reports filed with the SEC and other risks detailed from time to time in our reports posted to our website or made available publicly through other means. Accordingly, such forward-looking statements do not purport to be predictions of future events or circumstances and therefore, there can be no assurance that any forward-looking statements contained herein will prove to be accurate. We assume no obligation to update the forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. The Company's actual results could differ materially from those contained in the forward-looking statements. Among other things, we cannot assure you that our actual second-quarter financial and operating results will not differ, perhaps substantially, from the preliminary financial and operating results set forth above.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2019	DELTA TUCKER HOLDINGS, INC.

/s/ William T. Kansky
William T. Kansky
Senior Vice President and Chief Financial Officer